Exhibit 99.2

Taking a Precision Cancer Medicine™ Approach to Develop Targeted Drugs for Cancer Indications with Significant Need for New Treatment Options NASDAQ: TROV

Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend," or other similar terms or expressions that concern Trovagene's expectations, strategy, plans or intentions. These forward-looking statements are based on Trovagene's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. While the list of factors presented in the 10-K is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Trovagene does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

Trovagene Oncology Developing First-in-Class, Third-Generation, Oral PLK1 Inhibitor Robust, diversified pipeline with single molecule, onvansertib, addressing multiple cancer indications, each with significant medical need for new treatment options Preclinical data demonstrating efficacy of onvansertib in combination with standard-of-care drugs, expanding therapeutic and partnership opportunities Precision Cancer Medicine approach and integration of biomarkers to target treatment for patients most likely to respond Encouraging initial efficacy data from ongoing clinical trials with additional data readouts in 2019-2020 Experienced team with proven oncology drug development experience

Experienced Management Team Drug Development Expertise + Biomarker Technology Thomas Adams, PhD Chief Executive Officer and Chairman Mark Erlander, PhD Chief Scientific Officer Vicki Kelemen Vice President Clinical Development

Our Vision Rapidly Advancing Clinical Development Programs 2H 2019 3 clinical-stage programs Safety and efficacy data readouts Clinical data readouts from all 3 programs Phase 2 trials completed Registrational trials initiated Commercialization partner(s) FDA approval of onvansertib in at least 1 indication Second compound licensed and in the clinic 1H/2H 2020 Vision 2022

Demonstrated Operational Stability Cost-Effective and Efficient Model Raised Capital & Clinical Research Commitment Q1-2, 2019 $8.0 million Cash and Cash Equivalents as of March 31, 2019 $11.3 million Estimated Quarterly Cash Burn $4.0 million Projected Cash Ending Q2, 2019 $10.8 million

Exclusive Global Rights to Onvansertib Licensed from Nerviano Medical Sciences (NMS) in 2017 Largest oncology research and development company in Italy; highly regarded throughout Europe and the U.S. Completed Phase 1 Solid Tumor Trial and IND Excellent R&D Reputation and Track Record Experts in Protein Kinase Drug Development Established CMC (chemistry, manufacturing, controls) GMP / FDA Validated Manufacturing Completed Preclinical Data, Including Synergy PLK1 Proven Effective Cancer Therapeutic Target Licensed Drugs to Genentech, Array/Pfizer, Ignyta/Roche

Optimized Operations and Clinical Development Leveraging Internal Expertise and External Resources 3 INDs in place (1 in each oncology division of the FDA); Orphan Drug Designation in AML Licensed drug with established safety and recommended Phase 2 dose Extensive in-vitro and in-vivo data package providing rationale for combination therapy across multiple cancers Outsourced clinical trial management to CRO, including regulatory, medical/safety monitoring, data management Readily available supply of API and finished drug for clinical trials

We Have the Perfect Target Onvansertib – Polo Like Kinase 1 (PLK1) Inhibitor PLK1 Inhibitor Over-expressed in most cancers Only oral, first-in-class, third-generation PLK1 in clinical trials Preclinical data to support clinical development across multiple tumor types Proven target for cancer therapeutics

Onvansertib Targets the PLK1 Enzyme
A Proven Drug Target and Overexpressed in Most Cancers

PLK Member	Onvansertib IC50* (μM)
PLK1	0.002
PLK2	> 10
PLK3	> 10

- High selectivity for PLK1, only
- Tested against >260 kinases; PLK1 only active target (IC_{50} of 2nM)

- Small molecule (MW 648.60 Daltons)
- Selectivity driven by stable interaction with carboxyl side chain of amino acid glutamate of PLK1 within PLK1's ATP binding pocket


Arg57
Leu132
Cys67
Lys82
PLK1 pocket
Arg134
Phe183
Asp194
Onvansertib binds within PLK1 pocket
Glu140

Tumor Cell Division



Onvansertib Blocks Tumor Cell Division



- Onvansertib blocks cells from dividing by arresting them before they divide

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Onvansertib
Benefiting from Class Experience

- 1st and 2nd generation PLK inhibitors demonstrated clinical activity, but were non-specific for PLK1 and had toxicity issues

Product Attributes	1st and 2nd Generation PLK Inhibitors	3rd Generation Onvansertib
Selectivity for PLK1	• panPLK inhibition of PLK1,2,3*	• Highly-selective only for PLK1
Antileukemic Activity	• Phase 2 & 3 trial results indicate activity • Improved response rates	• Clinical response in patients • Biomarker strategy identifies patients most likely to respond
Administration	• Intravenous (IV)	• Oral
Half-Life	• ~135 hours (5.5 days)	• ~24 hours
Dosing and Schedule	• Fixed treatment schedule • Fixed dose for all patients	• Treatment schedule flexibility • Dose determined based on BSA
Tolerability	• Insufficient time between treatment cycles negatively impacted tolerability/survival	• Time allotted between cycles for patient recovery from on-target hematologic toxicities
Infection Prophylaxis	• Increased rate of fatal infections	• Antibiotics to proactively mitigate infections

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Onvansertib First-in-Class, Third-Generation PLK1 with Best-in-Class Attributes

Diversified Pipeline with 3 Clinical-Stage Programs Opportunities in Leukemias/Lymphomas and Solid Tumors Preclinical Phase 1 Phase 2 Metastatic Castration-Resistant Prostate (CRPC) Phase 2 trial in combination with Zytiga® (abiraterone acetate)/prednisone - Ongoing Colorectal (CRC) Phase 1b/2 trial in combination with FOLFIRI + Avastin ® - Ongoing Acute Myeloid Leukemia – Orphan Drug Designation in the U.S. and Europe Phase 1b/2 trial in combination with low-dose cytarabine (LDAC) or Decitabine - Ongoing 3 Investigational New Drug (INDs) in place with the FDA Myelodysplastic Syndrome Phase 1b/2 Investigator Initiated Trial (commencing Q4’19 / Q1’20) Leukemias and Lymphomas Solid Tumors Ovarian, Breast, Pancreatic, Small-Cell Lung Phase 1b/2 trial ready (Preclinical Data Available)

Encouraging Initial Data and Near-Term Readouts TROV-052 AML Phase 1b/2 Completion of 6 dose escalation cohorts with no dose-limiting toxicities Initial data demonstrating efficacy – complete response (CR) Determine recommended Phase 2 dose (Q4 2019) Enroll patients in Phase 2 (Q1-2 2020) TROV-053 mCRPC Phase 2 Initial safety and efficacy data Enroll 3 patients in Arm B safety lead-in Identify patients with ARv7 and correlate with treatment response (Q2-3 2019) Provide data from patients completing 3-months of treatment (Q4 2019) TROV-054 mCRC Phase 1b/2 Activate clinical trial sites Enroll 3 patients in initial dose level cohort Provide data on biomarker assessment of tumor burden change (Q3 2019) Provide initial data from first cohort of 3 patients in dose escalation study (Q4 2019) Initiate second dose level cohort to enroll 3 patients (Q4 2019) mCRPC = metastatic castration-resistant prostate cancer; mCRC = metastatic colorectal cancer; AML = acute myeloid leukemia

Combination Therapy for Cancer Treatment Two Drugs are Better Than One (1+1 = 5) Onvansertib is uniquely synergistic (1 +1 = 5) with many FDA-approved drugs; it selectively targets the enzymatic activity of PLK1 that is fundamental for tumor growth Increases efficacy of the therapeutic effect, particularly when the two drugs differ in their mechanism of action and both deliver anti-tumor activity Decreases required dose of each drug and associated toxicity, potentially reducing side effects Minimizes the development of drug resistance because the two drugs block different tumor-promoting pathways for cancer growth Combination Therapy The Cornerstone of Precision Cancer Medicine™

Onvansertib Synergy May Enhance Efficacy of Standard-of-Care Therapies1 Acute Myeloid Leukemia Chronic Lymphocytic Leukemia Colorectal T-Cell Lymphoma Colorectal Breast Non-Small Cell Lung Acute Myeloid Leukemia Pancreatic Breast Ovarian Non-Small Cell Lung Leukemias (Acute Myeloid Leukemia) Leukemias Lymphomas Ovarian Breast Ovarian Bladder Non-Small Cell Lung Small Cell Lung Pancreatic Breast Ovarian Non-Small Cell Lung Multiple Myeloma Prostate 1Data on File, Trovagene, Inc. Onvansertib current clinical trials Onvansertib Synergistic in Combination with SOC Therapies Zytiga® (abiraterone) Avastin® (bevacizumab) Cytarabine Doxorubicin Cisplatin Gemzar® (gemcitabine) Velcade® (bortezomib) Quizartinib Beleodaq (belinostat) Camptosar® (Irinotecan) Venclexta® (venetoclax) Taxol® (paclitaxel)

Phase 2 Trial: metastatic Castration-Resistant Prostate Cancer

Onvansertib Market Opportunity in mCRPC

Significant Disease Burden - Need for More Effective Treatment Options

Disease Burden

1 of 6 men will be ***diagnosed*** with ***prostate cancer***[2]

25,000 men die from metastatic prostate cancer annually[2]

5-year survival rate is ***37%***[2]

Treatment

Standard-of-care is ***Zytiga® and Xtandi®; resistance*** develops within ***9-15 months***[4]

Tumors re-engineer androgen receptor (AR), variant 7 (ARv7); tumor growth without need for androgens[4]

Up to ***40% ARv7 resistance; very aggressive*** with ***no viable treatment options***[5]

Opportunity

PLK1 inhibition improves Zytiga® efficacy, repressing androgen signaling pathway[3,4]

PLK1 inhibition ***destabilizes AR and ARv7***[6]

Inhibiting PLK1 blocks expression of ARv7; ***stopping*** this ***resistance*** pathway[6]

$7.9 billion global market; $12.0 billion by 2025[7]

[1]2017 Annual Report on Prostate Disease – Harvard Health Publications; [2]GlobalData. Prostate Cancer—Global Drug Forecast and Market Analysis to 2023. Apr, 2015; [3] National Cancer Institute Metastatic cancer. Mar, 2013. Available at: http://www.cancer.gov/about-cancer/what-is-cancer/metastatic-fact-sheet; [4]GAntonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5; [5]Armstrong et al., 2019, JCO 37: 1120- [6]Zhang et al., 2015, Cell Cycle 14:13, 2142—2148; [7]https://www.grandviewresearch.com/industry-analysis/prostate-cancer-therapeutics-market

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Phase 2 Clinical Trial in mCRPC
Disease Control Assessed by PSA Stabilization or Decline

	Dosing Schedule	Duration	Efficacy Endpoint
Dosing Regimen Arm A	Onvansertib – 24 mg/m^2 Days 1-5 (21-Day Cycle) + Abiraterone daily	4 Cycles = 12 Weeks	Disease Control PSA Stabilization or Decline
Dosing Regimen Arm B	Onvansertib – 24 mg/m^2 Days 1-5 (14-Day Cycle) + Abiraterone daily	6 Cycles = 12 Weeks	Disease Control PSA Stabilization or Decline

- **Efficacy Endpoints:** Effect of onvansertib in combination with Zytiga®/prednisone on disease control assessed by prostate-specific antigen (PSA) decline or stabilization pre- and post-treatment
- **Safety Endpoint:** Safety and tolerability of onvansertib in combination with Zytiga®/prednisone
- **Exploratory Endpoints:** Target inhibition of PLK1, evaluation of relevant biomarkers and correlation with patient response and genomic profile

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Early PSA Response Observed
Addition of Onvansertib to Daily Zytiga®

- 6 patients have completed 4 cycles (3 months) of treatment with onvansertib + abiraterone
- 2 of 6 patients had observed declines in PSA levels after dosing with onvansertib
- To-date, 1 patient in Arm A has achieved the efficacy endpoint of disease stabilization based on PSA levels (primary endpoint)


Trov53_03-013_PSA levels
PSA (ng/mL)
0
10
20
30
40
50
Day -60
Day -32
Day -6
C1D1
C1D8
C2D1
C2D8
C3D1
C4D1
C5D1
Day 1
CTCs ARV7+
Day 85
Efficacy evaluation at Day 85
Efficacy endpoint
25% of baseline PSA (C1D1)
CT scan at end of 12 weeks (efficacy endpoint) indicates ~30% tumor shrinkage
Day -6 is the screening PSA value.
Abiraterone
Abiraterone + Onvansertib

- PSA trajectory in patient achieving primary efficacy endpoint changed from 100% increase (16.05 ng/ml to 34.23 ng/ml) in the 60 days prior to adding onvansertib to only an 8.4% increase during 84 days on treatment
- Tumor assessed at Cycle1 Day 1 as a variant known as AR-V7, considered an aggressive tumor that is resistant to anti-androgen therapy

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Phase 1b/2 Trial: metastatic Colorectal Cancer

Onvansertib Market Opportunity in mCRC
Only 5% Response to Current Second-Line Therapies

Disease Burden

140,000 new cases of ***CRC*** in 2018[1]

65% 5-year survival[1]

~51,000 deaths per year from ***mCRC***[1]

Treatment

Tumor ***biomarkers drive therapy decisions*** for 1st-line mCRC therapy[2]

~50% mCRC has RAS (***KRAS)*** mutation[2]

Standard-of-care is chemotherapy ***(FOLFOX/FOLFIRI)***[2]

2nd-line therapies have ***~5% response rate*** in mCRC[2]

Opportunity

Onvansertib + irinotecan (FOLFIRI) significantly ***reduces tumor growth***[3]

KRAS mutation is ***biomarker*** for onvansertib sensitivity

Research partnership with ***Nektar Therapeutics***

$9.0 billion global market, expected to grow to $11.0 billion by 2025[4]

[1]https://seer.cancer.gov/statfacts/html/colorect.html; [2]King et al, Frontline Strategies for Metastatic CRC, 2016, Amer J Hem/Onc; Loree&Kopetz, Recent Developments in treatment of mCRC, 2017, Ther Adv Med Onc; [3]Investigator Brochure, Data-on-file, Trovagene; [4]https://www.globaldata.com/store/report/gdhc141pidr--pharmapoint-colorectal-cancer-global-drug-forecast-and-market

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Synergy in Combination with Irinotecan
Preclinical Data Demonstrates Reduced Tumor Growth

- Combination of onvansertib with irinotecan (FOLFIRI) significantly reduces tumor growth compared to either drug alone
- In 3 independent models tested, onvansertib induced maximal tumor regression of ~84% compared to vehicle



2.00
1.50
1.00
0.50
0.00
Vehicle
Onvansertib 45 mg/kg
Onvansertib 60 mg/kg
Irinotecan 45 mg/kg
Irinotecan 45 mg/kg + onvansertib 45 mg/kg
8
18
28
38
48
day
Max BWL for combination 12%

- Kras mutation is a biomarker for onvansertib sensitivity
- KRAS mutated NIH3T3 cells showed higher sensitivity to onvansertib compared with KRAS wild-type cells[1]



Wild Type
Mutated
No cell cycle block
cell cycle block
Ctr
0.1uM
1uM
Ctr
0.1uM
1uM

[1]Investigator Brochure, Data-on-file, Trovagene

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Phase 1b/2 Clinical Trial in mCRC Objective Response Rate (ORR) in Second-Line Treatment Phase 1b: Dose escalation to assess safety and identify recommended Phase 2 dose Administered orally, once-daily on Days 1-5 every 14-days (2 courses per 28-day cycle) 12 mg/m2 15 mg/m2 18 mg/m2 Phase 2: Assess safety and preliminary antitumor activity Efficacy Primary Endpoint: Objective response rate (ORR) in patients who receive at least 1 cycle (2 courses) of onvansertib in combination with FOLFIRI and bevacizumab Efficacy Secondary Endpoint: Preliminary efficacy defined as complete response (CR) plus partial response (PR) plus stable disease (SD)

Phase 1b/2 Trial: Acute Myeloid Leukemia

Onvansertib Market Opportunity in AML
Providing a New Treatment for Relapsed/Refractory Patients

Disease Burden

20,000 new cases ***annually***

5-year survival rate of only ***25%***[1]

Aggressive blood cancer that usually ***occurs in the elderly***[1]

Treatment

Today's standard-of-care for elderly AML patients is ***Venclexta® plus azacytidine*** or ***decitabine***

Patients ***develop resistance*** to ***Venclexta®*** in ***~11 months*** with no viable treatment options[2]

Opportunity

Onvansertib + chemotherapy has ***significant activity in AML*** models[3]

Onvansertib induces cell death in ***AML*** model ***insensitive to Venclexta®***[4]

Onvansertib + *decitabine* will be evaluated as treatment in ***Venclexta® resistant patients***

$1.0 billion global market by 2023[5]

[1]National Cancer Institute SEER 2016; [2]DiNardo et al, Blood, 2019 [2]Valsasina et al., Mol Cancer Ther; 11(4) April 2012; [4]Trovagene, data on file; [5]https://www.medgadget.com/2019/04/global-acute-myeloid-leukemia-treatment-market-is-expected-to-reach-usd-1-billion-with-cagr-of-5-3

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Phase 2: Assess safety and preliminary antitumor activity Efficacy Endpoints: Rate of complete response (CR + CRi) defined as morphologic leukemia-free state (MLF) Exploratory Endpoints: Evaluation of pharmacodynamic and correlative biomarkers Phase 1b/2 Clinical Trial in AML Onvansertib + Low-Dose Cytarabine or Decitabine Phase 1b: Dose escalation to assess safety and identify recommended Phase 2 dose Administered orally, once-daily on Days 1-5 of each cycle (21-28 days) 12 mg/m2 18 mg/m2 27 mg/m2 40 mg/m2 Completed Completed Completed Completed 60 mg/m2 Completed

Patients Achieving Complete Response
Onvansertib is Safe and Well Tolerated

- Of the 26 patients evaluable for safety, 19 had an evaluable bone marrow biopsy to assess efficacy
- Preliminary efficacy in the evaluable population includes 3 patients achieving complete response (CR) and 1 patient achieving complete response with incomplete hematologic recovery (CRi)



Onvansertib + Decitabine
% change from baseline
150
100
50
0
-50
-100
-150
18
18
27
18
12
40
27
27
40
Stable disease (SD)
Complete response (CR)
Complete response with incomplete hematological recovery (CRi)
Data Labels represent onvansertib dose (mg/m2)



Onvansertib + LDAC
% change from baseline
1000
900
800
150
100
50
0
-50
-100
-150
18
12
40
27
40
27
27
12
18
40
Progressive disease (PD)
Stable disease (SD)
Morphological Leukemic Free State (MLFS)
Complete response (CR)
Data Labels represent onvansertib dose (mg/m2)

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Biomarker Evaluates Inhibition of PLK1
Identifies Patients Most Likely to Respond to Treatment

- Blood test examines the extent that onvansertib inhibits PLK1 enzymatic activity (target engagement) by assessing the phosphorylated status of TCTP within circulating leukemic blast cells


Pre-dose sample
Patient receives a single dose of onvansertib
3h post-dose sample
Assess target engagement

Current method: Western-Blot


Onvansertib
- +
pTCTP
TCTP
Onvansertib
- +
pTCTP
TCTP
Target Engagement
No Target Engagement

Method in development: immuno-PCR based technology


EPITOPE-1
EPITOPE-2
pTCTP antibody (reporter)
Avidin
Biotin
LINKER
59-mer dsDNA
PCR* x 30 cycles
SOLID PHASE
pTCTP ANTIGEN
TCTP antibody (capture)
QUANTIFY DNA LABEL

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Biomarker to Assess Inhibition of PLK1 Correlation of Biomarker+ Patients with Treatment Response PLK1 inhibition can be monitored in patients through pTCTP status to determine target engagement of onvansertib with PLK1 pTCTP as a marker of PLK1 activity: PLK1 phosphorylates the translational control tumor protein (TCTP) on serine 46 pTCTP was identified as a specific marker for PLK1 activity in vivo in preclinical models The comparative change in pTCTP status between pre-dose and 3 hours post-dose is being assessed TCTP PLK1 TCTP P P Onvansertib PLK1 TCTP TCTP Onvansertib P No Onvansertib

Biomarker-Positive Patients Significantly Correlated with Treatment Response PLK1 inhibition by onvansertib (target engagement) is correlated with higher response to treatment Patients with target-engagement had a significantly greater decrease in BM blasts compared to patients with no target-engagement 6 out of the 9 patients with target-engagement had a decrease in BM blasts > 50% Among the 4 patients with objective responses, 3 had target engagement (> 50% decrease in pTCTP) and 1 had a 40% decrease in pTCTP % Bone marrow blast change relative to baseline % Bone Marrow Blast Reduction from Baseline * CR’s * Patient sample showed a 40% reduction in pTCTP -150 -100 -50 0 50 100 150 800 900 1000 % c h a n g e f r o m b a s e l i n e Target Engagement No Target Engagement T a r g e t E n g a g e m e n t N o T a r g e t E n g a g e m e n t 0 100 200 300 400 500 %BM blasts relative to baseline % B M b l a s t s r e l a t i v e t o b a s e l i n e p= ** 0.0033

Trovagene Oncology Developing First-in-Class, Third-Generation, Oral PLK1 Inhibitor Robust, diversified pipeline with single molecule, onvansertib, addressing multiple cancer indications, each with significant medical need for new treatment options Preclinical data demonstrating efficacy of onvansertib in combination with standard-of-care drugs, expanding therapeutic and partnership opportunities Precision Cancer Medicine approach and integration of biomarkers to target treatment for patients most likely to respond Encouraging initial efficacy data from ongoing clinical trials with additional data readouts in 2019-2020 Experienced team with proven oncology drug development experience

Thank You For additional information please contact: ir@trovagene.com